                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): October 23, 2001
                                                          ----------------


                          INDEPENDENT BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
--------------------------------------------------------------------------------
            (State or Jurisdiction of Incorporation or Organization)


           0-7818                                         38-2032782
----------------------------------          ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)


                   230 West Main Street, Ionia, Michigan 48846
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (616) 527-9450
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
--------------------------------------------------------------------------------
      Former name, address and fiscal year, if changed since last report.

Item 1.           Changes in Control of Registrant
                    Not Applicable

Item 2.           Acquisition or Disposition of Assets
                    Not Applicable

Item 3.           Bankruptcy or Receivership
                    Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                    Not Applicable

Item 5.           Other Events
                    Not Applicable

Item 6.           Resignations of Registrant's Directors
                    Not Applicable

Item 7.           Financial Statements and Exhibits
                    Not Applicable

Item 8.           Change in Fiscal Year
                    Not Applicable

Item 9.           Regulation FD Disclosure
                    The information attached at Exhibit A is supplemental data to the Registrant's press release dated October 23, 2001 regarding its earnings during the quarter ended September 30, 2001.

                                                                       EXHIBIT A


                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition

                                                                                     September 30,     December 31,
                                                                                         2001              2000
                                                                                    ----------------  ----------------
                                                                                               (unaudited)
                                                                                    ----------------------------------
                                                                                              (in thousands)

Assets
Cash and due from banks                                                            $      51,744    $       58,149
Securities available for sale                                                            298,038           217,447
Securities held to maturity                                                                                 20,098
Federal Home Loan Bank stock, at cost                                                     21,266            19,612
Loans held for sale                                                                       37,733            20,817
Loans
  Commercial                                                                             450,875           381,066
  Real estate mortgage                                                                   696,196           772,223
  Installment                                                                            245,693           226,375
                                                                                    ------------     -------------
                                                                       Total Loans     1,392,764         1,379,664
  Allowance for loan losses                                                              (15,762)          (13,982)
                                                                                    ------------     -------------
                                                                         Net Loans     1,377,002         1,365,682
Property and equipment, net                                                               34,339            34,757
Accrued income and other assets                                                           48,035            47,229
                                                                                    ------------     -------------
                                                                      Total Assets $   1,868,157    $    1,783,791
                                                                                    ============     =============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     151,261    $      140,945
  Savings and NOW                                                                        585,153           576,621
  Time                                                                                   635,677           672,334
                                                                                    ------------     -------------
                                                                    Total Deposits     1,372,091         1,389,900
Federal funds purchased                                                                   25,700            27,550
Other borrowings                                                                         285,704           196,032
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250            17,250
Accrued expenses and other liabilities                                                    35,788            24,723
                                                                                    ------------     -------------
                                                                 Total Liabilities     1,736,533         1,655,455
                                                                                    ------------     -------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,940,038 shares at September 30, 2001
    and 11,609,524 shares at December 31, 2000                                            11,940            11,610
  Capital surplus                                                                         84,734            77,255
  Retained earnings                                                                       34,864            37,544
  Accumulated other comprehensive income                                                      86             1,927
                                                                                    ------------     -------------
                                                        Total Shareholders' Equity       131,624           128,336
                                                                                    ------------     -------------
                                        Total Liabilities and Shareholders' Equity $   1,868,157    $    1,783,791
                                                                                    ============     =============

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                 Three Months Ended         Nine Months Ended
                                                                   September 30,              September 30,
                                                                 2001         2000          2001          2000
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
                                                                  (in thousands, except per share amounts)
Interest Income
  Interest and fees on loans                                 $    31,606  $     31,011  $     94,296  $    89,121
  Securities available for sale
    Taxable                                                        2,451         2,013         6,809        5,506
    Tax-exempt                                                     1,485         1,353         4,326        4,299
  Securities held to maturity
    Taxable                                                                        543                      2,048
    Tax-exempt                                                                     123                        430
  Other investments                                                  378           421         1,146        1,201
                                                              ----------   -----------   -----------   ----------
                                     Total Interest Income        35,920        35,464       106,577      102,605
                                                              ----------   -----------   -----------   ----------
Interest Expense
  Deposits                                                        10,601        13,690        34,960       37,913
  Other borrowings                                                 5,007         3,878        13,980       12,082
                                                              ----------   -----------   -----------   ----------
                                    Total Interest Expense        15,608        17,568        48,940       49,995
                                                              ----------   -----------   -----------   ----------
                                       Net Interest Income        20,312        17,896        57,637       52,610
Provision for loan losses                                          1,061           657         2,955        2,606
                                                              ----------   -----------   -----------   ----------
       Net Interest Income After Provision for Loan Losses        19,251        17,239        54,682       50,004
                                                              ----------   -----------   -----------   ----------
Non-interest Income
  Service charges on deposit accounts                              2,808         1,794         6,891        5,005
  Net gains on asset sales
    Real estate mortgage loans                                     1,294           631         4,341        1,545
    Securities                                                                      28           158           12
  Other income                                                     2,856         2,524         7,912        7,383
                                                              ----------   -----------   -----------   ----------
                                 Total Non-interest Income         6,958         4,977        19,302       13,945
                                                              ----------   -----------   -----------   ----------
Non-interest Expense
  Salaries and employee benefits                                   9,585         8,438        27,998       25,127
  Occupancy, net                                                   1,229         1,157         3,702        3,454
  Furniture and fixtures                                           1,040         1,064         3,207        3,297
  Other expenses                                                   5,624         4,049        14,741       12,302
                                                              ----------   -----------   -----------   ----------
                                Total Non-interest Expense        17,478        14,708        49,648       44,180
                                                              ----------   -----------   -----------   ----------
                          Income Before Federal Income Tax         8,731         7,508        24,336       19,769
Federal income tax expense                                         2,486         2,049         6,549        5,188
                                                              ----------   -----------   -----------   ----------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                       6,245         5,459        17,787       14,581
Cumulative effect of change in accounting
     principle, net of tax                                                                       (35)
                                                              ----------   -----------   -----------   ----------
                        Net Income                           $     6,245  $      5,459  $     17,752  $    14,581
                                                              ==========   ===========   ===========   ==========
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                      $       .52  $        .44  $       1.47  $      1.18
  Diluted                                                            .51           .44          1.45         1.17
Net Income Per Share
  Basic                                                      $       .52  $        .44  $       1.47  $      1.18
  Diluted                                                            .51           .44          1.45         1.17
Dividends Per Common Share
  Declared                                                   $       .15  $        .14  $        .46  $       .41
  Paid                                                               .15           .14           .45          .41

NON-PERFORMING ASSETS

                                                      September 30,         December 31,
                                                           2001                 2000
                                                     -----------------    -----------------
                                                           (dollars in thousands)
Non-accrual loans                                              $4,655               $5,200
Loans 90 days or more past due and
  still accruing interest                                       2,960                1,571
Restructured loans                                                251                  260
                                                     ----------------     ----------------
                          Total non-performing loans            7,866                7,031
Other real estate                                               2,147                2,174
                                                     ----------------     ----------------
                         Total non-performing assets          $10,013               $9,205
                                                     ================     ================
As a percent of Portfolio Loans
     Non-performing loans                                        0.56%                0.51%
     Non-performing assets                                       0.72                 0.67
     Allowance for loan losses                                   1.14                 1.01
   Allowance for loan losses as a percent of
     non-performing loans                                         200                  199


ALLOWANCE FOR LOAN LOSSES

                                                                Nine months ended
                                                                  September 30,
                                                             2001               2000
                                                        ----------------    --------------
                                                                 (in thousands)
Balance at beginning of period                                  $13,982           $12,985
Additions (deduction)
  Provision charged to operating expense                          2,955             2,606
  Recoveries credited to allowance                                  476               489
  Loans charged against the allowance                            (1,651)           (2,491)
                                                        ---------------     -------------
Balance at end of period                                        $15,762           $13,589
                                                        ===============     =============

Net loans charged against the allowance to
  average Portfolio Loans (annualized)                            0.11%             0.20%


                                                  September 30, 2001                   December 31, 2000
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                (dollars in thousands)
Brokered CDs                                  $165,643  2.7 years   4.45%        $212,010  3.5 years     6.73%
Fixed rate FHLB advances                       135,104  3.6 years   3.61           68,743  7.9 years     6.33
Variable rate FHLB advances                    109,500  0.4 years   3.51          114,345  0.2 years     6.69
Federal Funds purchased                         25,700      1 day   3.38           27,550      1 day     6.85
                                            --------------------------------   ----------------------------------
     Total                                    $435,947  2.2 years   4.16         $422,648  3.1 years     6.67
                                            ================================   ==================================

CAPITALIZATION

                                                              September 30,      December 31,
                                                                 2001               2000
                                                           ------------------ ------------------
                                                                      (in thousands)
Unsecured debt                                                   $ 10,500           $ 11,500
Preferred Securities                                               17,250             17,250
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                          11,940             11,610
  Capital surplus                                                  84,734             77,255
  Retained earnings                                                34,864             37,544
  Accumulated other comprehensive income                               86              1,927
                                                                 --------           --------
          Total shareholders' equity                              131,624            128,336
                                                                 --------           --------
          Total capitalization                                   $159,374           $157,086
                                                                 ========           ========


NET INTEREST INCOME AND SELECTED RATIOS

                                                             Three months                    Nine months
                                                        ended September 30,            ended September 30,
                                                          2001            2000         2001              2000
                                                    ---------------  ------------   ------------   --------------
Average earning assets (in thousands)               $1,736,140       $1,651,254     $1,688,682     $1,626,867
Tax equivalent net interest income                      21,293           18,850         60,461         55,455
As a percent of average earning assets
    Tax equivalent interest income                        8.46%            8.79%          8.65%          8.65%
    Interest expense                                      3.57             4.23           3.87           4.10
    Tax equivalent net interest income                    4.89             4.56           4.78           4.55

Average earning assets as a
  percent of average assets                              94.46%           93.84%         94.11%         93.70%

Free-funds ratio                                         11.46%           10.06%         10.99%          9.30%



NON-INTEREST INCOME

                                                      Three months ended          Nine months ended
                                                        September 30,                September 30,
                                                     2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
                                                                     (in thousands)
Service charges on deposit accounts                   $2,808        $1,794       $ 6,891       $ 5,005
Net gains on asset sales
  Real estate mortgage loans                           1,294           631         4,341         1,545
  Securities                                                            28           158            12
Manufactured home loan origination fees
  and commissions                                        613           545         1,642         1,567
Title insurance fees                                     509           253         1,357           655
Real estate mortgage loan servicing fees                 284           367           840         1,115
Mutual fund and annuity commissions                      214           281           604         1,023
Other                                                  1,236         1,078         3,469         3,023
                                                   ---------     ---------     ---------     ---------
      Total non-interest income                       $6,958        $4,977       $19,302       $13,945
                                                   =========     =========     =========     =========

                                                                Three months ended              Nine months ended
                                                                   September 30,                  September 30,
                                                              2001            2000            2001           2000
                                                          -----------------------------   ----------------------------
                                                                                 (in thousands)
Real estate mortgage loans originated                         $160,599        $91,649        $468,651       $255,221
Real estate mortgage loan sales                                 99,385         45,025         293,972        113,915
Securitization of real estate mortgage loans(1)                 50,200                         50,200
Real estate mortgage loan servicing rights sold                 85,885         12,386         256,285         23,379
Net gains on the sale of real estate mortgage loans(1)           1,294            631           4,341          1,545
Net gains as a percent of real estate mortgage
  loans sold                                                      0.87%          1.40%           1.26%          1.36%


     (1) Net gains on the sale of real estate mortgage loans include recognition of the servicing asset on securitized real estate mortgage loans.


NON-INTEREST EXPENSE


                                                 Three months ended                   Nine months ended
                                                   September 30,                        September 30,
                                               2001              2000              2001              2000
                                          ---------------   ---------------   ---------------    --------------
                                                                       (in thousands)
Salaries                                         $ 6,610           $ 6,071            $19,309           $17,612
Performance-based compensation
  and benefits                                     1,478             1,054              4,420             3,565
Other benefits                                     1,497             1,313              4,269             3,950
                                          --------------    --------------     --------------    --------------
  Salaries and benefits                            9,585             8,438             27,998            25,127
Occupancy, net                                     1,229             1,157              3,702             3,454
Furniture and fixtures                             1,040             1,064              3,207             3,297
Data processing                                      728               530              1,865             1,887
Loan and collection                                  733               484              1,806             1,127
Advertising                                          613               451              1,747             1,495
Communications                                       554               524              1,719             1,618
Supplies                                             574               374              1,457             1,137
Amortization of intangible assets                    426               431              1,278             1,295
Other                                              1,996             1,255              4,869             3,743
                                          --------------    --------------     --------------    --------------
      Total non-interest expense                 $17,478           $14,708            $49,648           $44,180
                                          ==============    ==============     ==============    ==============

AVERAGE BALANCE SHEET (IN THOUSANDS)

                                                       Three months ended         Nine months ended
                                                         September 30,              September 30,
                                                             2001                       2001
                                                    ----------------------     ----------------------
Loans and loans held for sale                                   $1,447,137                 $1,423,578
Other interest bearing assets                                      289,003                    265,104
                                                    ----------------------     ----------------------
  Total interest earning assets                                  1,736,140                  1,688,682
Non interest earning assets                                        101,908                    105,652
                                                    ----------------------     ----------------------
  Total assets                                                  $1,838,048                 $1,794,334
                                                    ======================     ======================

Deposits                                                        $1,060,652                 $1,051,723
Brokered CD's                                                      125,673                    148,489
Other borrowings                                                   350,894                    302,855
                                                    ----------------------     ----------------------
  Interest bearing liabilities                                   1,537,219                  1,503,067

Demand deposits                                                    139,520                    135,049
Other liabilities                                                   26,873                     25,494
Shareholders' equity                                               134,436                    130,724
                                                    ----------------------     ----------------------
  Total liabilities and Shareholders' equity                    $1,838,048                 $1,794,334
                                                    ======================     ======================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date     October 23, 2001          By           s/Robert N. Shuster
    -----------------------          ----------------------------------------
                                       Robert N. Shuster, Principal Financial
                                                  Officer

Date     October 23, 2001          By           s/James J. Twarozynski
    -----------------------          ----------------------------------------
                                       James J. Twarozynski, Principal
                                                Accounting Officer